Federated Small Cap Strategies Fund


Federated Aggressive Growth Fund

(Portfolios of Federated Equity Funds)
Supplement to the Statements of Additional Information dated December 31, 1997



Please add the following sub-section to the "Investment Objective and Policies" section of the Statements of Additional Information of Federated Small Cap Strategies Fund and Federated Aggressive Growth Fund:



          "Stock Index Options

          As part of the Fund's strategy to hedge all or a portion of its portfolio, the Fund may purchase and sell (or write) stock index options listed on national exchanges or traded in the over-the-counter market. This type of hedge will be traded on an aggregate basis and can result in a loss of the amount of option premium invested. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing and selling stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks."



                                                                October 14, 1998



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      Cusip 314172404 Cusip 314172503 Cusip 314172602 Cusip 314172875 Cusip
      314172867 Cusip 314172859
     G01971-03 (10/98)